Exhibit 99.1 Fixed Income Investor Presentation

Forward-Looking Statements and Financial Information This presentation may contain various statements about Renasant Corporation (“Renasant,” “RNST”, “the Company,” “we,” “our,” or “us”) that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “projects,” “anticipates,” “intends,” “estimates,” “plans,” “potential,” “focus,” “possible,” “may increase,” “may fluctuate,” “will likely result,” or similar expressions, or future or conditional verbs such as “will,” “should,” “would” and “could,” are generally forward-looking in nature and not historical facts. Forward-looking statements include information about our future financial performance, business strategy, projected plans and objectives and are based on the current beliefs and expectations of management. We believe these forward-looking statements are reasonable, but they are all inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions about future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements; such differences may be material. Prospective investors are cautioned that any forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date they are made. Management believes that the assumptions underlying our forward-looking statements are reasonable, but any of the assumptions could prove to be inaccurate. Investors are urged to carefully consider the risks described in Renasant’s filings with the Securities and Exchange Commission (“SEC”) from time to time, including its most recent Annual Report on Form 10-K and other documents filed by the Company with the SEC, which are available at www.renasant.com and the SEC’s website at www.sec.gov. We undertake no obligation, and specifically disclaim any obligation, to update or revise our forward-looking statements, whether as a result of new information or to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by federal securities laws. Preliminary Financial Information This presentation includes certain preliminary unaudited financial information and expectations relating to the first quarter of 2026. Our full unaudited financial statements as of and for the three months ended March 31, 2026, are not yet available. In the opinion of management, such unaudited financial information includes all adjustments (consisting of normal recurring accruals) necessary for a fair presentation of our financial position and results of operations for such period. These results are also subject to further revision based upon the review of our independent auditors of such quarterly results and an audit by our independent auditors of our annual results for the year ended December 31, 2026. Therefore, no assurance can be given that, upon completion of our review and the review of our independent auditors, we will not report materially different financial results than those set forth in this presentation. We cannot assure you that such results will be indicative of our results for the entire year ending December 31, 2026. We do not intend to update or otherwise revise these expected events and estimates to reflect future events or changes in estimates and do not intend to disclose publicly whether our actual results will vary from our estimates other than through the release of actual results in the ordinary course of business. No independent public accounting firm has compiled, examined or performed any procedures with respect to the preliminary financial information included in this presentation, nor have they expressed any opinion or other form of assurance on such information or its achievability. These estimates should not be regarded as a representation by us, our management or the underwriters as to our actual results for the first quarter of 2026. The assumptions and estimates underlying the estimated financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties, including those described under “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in our SEC filings. Accordingly, you should not place undue reliance on these estimates. 2

Non-GAAP Financial Measures and Disclaimer Non-GAAP Financial Measures This presentation contains financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). The Company’s management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented. The Company’s management believes these non-GAAP financial measures facilitate the making of period-to-period comparisons and are meaningful indicators of its operating performance, particularly because these measures are widely used by industry analysts for companies with merger and acquisition activities. You should not rely on these non-GAAP financial measures as a substitute for, or as superior to, GAAP results. Non-GAAP financial measures have inherent limitations, are not uniformly applied and are not audited. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. For a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix. Disclaimer This presentation is not an offer to sell securities, and the Company is not soliciting an offer to buy securities in any jurisdiction where such offer or sale is not permitted. Neither the SEC, Federal Deposit Insurance Corporation ( FDIC ), nor any state securities commission has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. Certain information contained in this presentation related to or is based on publications and other data obtained from third-party sources. While the Company believes these third-party sources to be reliable as of the date of this presentation, the Company has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof. 3

Today’s Presenters • President since May 2023 and Chief Executive Officer since May 2025 Kevin D. Chapman President & Chief Executive Officer • Chief Operating Officer (2018 – 2025) Years of Experience: 28 Years at Renasant: 21 • Senior EVP of the Bank (2011 – 2023) and Chief Financial Officer of the Bank (2011 – 2020) • Chief Financial Officer since August 2020 James C. Mabry IV Chief Financial Officer, Senior EVP • EVP of Mergers & Acquisitions and Investor Relations at South State Corporation (2015 – 2020) Years of Experience: 43 Years at Renasant: 6 • Managing Director at KBW, a Stifel Company, focusing on M&A, strategic advisory, and capital markets for banking clients • Chief Credit Officer and EVP since 2018 David L. Meredith Chief Credit Officer, Senior EVP • Co-Chief Credit Officer (2015 – 2018) Years of Experience: 37 Years at Renasant: 16 • EVP and Chief Credit Officer for the Eastern Division of the Bank (2013 – 2015) • Treasurer since July 2022 Lance Holladay Treasurer • Director of Regulatory Reporting (2015 – 2022) Years of Experience: 17 Years at Renasant: 11 • Certified Public Accountant with KPMG, LLP, serving clients in the Southeast United States 4

Franchise Overview

Renasant Overview (1) Franchise Overview Footprint $27.1bn $2.3bn $3.7bn (2) (3) Assets TCE Market Capitalization 85.9% $19.0bn $22.1bn Loans / Loans HFI Deposits Deposits 55.7% 1.33% 16.4% Efficiency Ratio (2) ROAA ROATCE (FTE) (5) 14.9% 11.2% 14.8% Cash + AFS Securities / CET1 Ratio TRBC Ratio (4) Assets Note: S&P Global Market Intelligence and FactSet. (1) Financial data as of or for the quarter ended 3/31/2026 unless stated otherwise. (2) Tangible Common Equity and ROATCE are non-GAAP financial measures. See “Reconciliation of Non-GAAP Disclosures” in the appendix for a reconciliation of these non-GAAP financial measures to GAAP. (3) Market Capitalization assumes price per common share of $39.82 as of 4/29/2026 and 92,881,329 common shares outstanding as of 3/31/2026. (4) Available-for-sale securities represents fair value as of 3/31/2026. (5) Republic Business Credit operates on a nationwide basis. Locations in California, Illinois and Texas are not shown. 6

Markets of Operation Loans By State Deposits By State Georgia Alabama Alabama Georgia 28% 22% 14% 26% Louisiana 3% Louisiana 4% $19.0bn $22.1bn 7% 8% Florida Tennessee Loans HFI Deposits 11% 12% Tennessee Florida 25% 40% Mississippi Mississippi Note: State determined by the office or branch of origination. 7

Recent Corporate History Successful History of Acquisitions and De Novo Expansion 2025: Completed transformative acquisition of Over the past 16 years, Renasant has opened successful de novo branches in attractive Southeast markets The First Bancshares, Inc. of Hattiesburg, Mississippi, and completed 2 FDIC-assisted transactions, 5 whole bank acquisitions and a commercial finance acquisition adding more than $8bn in assets 2017: Acquired Metropolitan BancGroup, Inc. of Ridgeland, $27.1 $26.8 Mississippi 2022: Acquired Republic 2011: Acquired American Bank Business Credit and Trust of Roswell, Georgia, 2016: Acquired (Commercial Finance) of through an FDIC-assisted KeyWorth Bank of New Orleans, Louisiana 2018: Acquired Brand transaction Johns Creek, Georgia Group Holdings, Inc. of Lawrenceville, Georgia $18.0 2015: Acquired $17.4 $17.0 $16.8 Heritage Financial 2013: Acquired First Group, Inc. of Albany, $14.9 M&F Corporation of 2010: Acquired Crescent Bank Georgia Kosciusko, Mississippi $13.4 and Trust of Jasper, Georgia, $12.9 through an FDIC-assisted transaction $9.8 $8.7 $7.9 $5.8 $5.7 $4.3 $4.2 $4.2 Total Assets ($bn): 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 1Q 2026 Source: S&P Global Market Intelligence. 8

Strong Credit Culture NCOs/ Avg. Assets Median Since '15 2.55% 2.52% Renasant Corporation 0.07% National Average 0.50% 1.55% 1.28% 1.10% 1.00% 0.91% 0.91% 0.59% 0.69% 0.68% 0.62% 0.55% 0.52% 0.52% 0.50% 0.50% 0.49% 0.48% 0.47% 0.44% 0.67% 0.27% 0.25% 0.14% 0.15% 0.12% 0.10% 0.06% 0.05% 0.05% 0.06% 0.04% 0.04% 0.29% 0.22% 0.10% 0.07% 0.10% (1) 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 1Q 2026 (2) RNST National Average Source: S&P Global Market Intelligence, FDIC. (1) National Average first quarter 2026 data unavailable as of 4/28/2026. 9 (2) Includes all Commercial Banks.

Investment Highlights

Premier Southeastern Banking Franchise With 122 Years of Operating History

Experienced Management Team

- *30+ Years of Average Banking Experience*

Established Geographical Footprint Across Stable Markets

- *259 Branches Across 6 States; Top 5 Market Share in 56% of Our Counties of Operation[(1)]*

Disciplined Growth With Track Record of Opportunistic Acquisitions

- *Completed Acquisition of The First Bancshares, Inc. in April 2025, Fully Captured in Q1 2026 Results*

Seasoned, Core-Funded Deposit Portfolio

- *$38k Average Account Size; Cost of Deposits Below Industry Levels at 1.94% in 1Q 2026*

Granular Loan Portfolio With A History of Prudent Credit Underwriting

- *NCOs / Avg. Assets Consistently Lower Than The Industry Average*

Diversified Revenue Streams: Mature Wealth, Mortgage, Factoring, SBA Lending and Asset Based Lending Platforms

- *Fee Income / Revenue of 18.4%*

Fortress Balance Sheet With Emphasis on Liquidity

- *Liquid Balance Sheet With a 14.9% Cash + AFS Securities To Asset Ratio*

Strong Capital Position

- *Core Capital Focused With a 11.2% CET1 Ratio*

Source: S&P Global Market Intelligence and U.S. Federal Reserve.
(1) Deposit market share data as of 6/30/2025.

10

Financial Detail Data as of March 31, 2026, unless otherwise stated

First Quarter Highlights • Net income was $88.2 million with diluted EPS of $0.94 and adjusted diluted EPS (non- (1) GAAP) of $0.93 Net Income $88.2 million • Net interest margin was 3.87%, down 2 basis points linked quarter; adjusted net (1) interest margin (non-GAAP) decreased 1 basis point linked quarter to 3.61% Diluted EPS $0.94 • Return on assets was 1.33% for the first quarter of 2026, up from 0.94% in the first (1) quarter of 2025 Adjusted Diluted EPS (non-GAAP) $0.93 • Return on average equity for the first quarter of 2026 was 9.20%, up from 6.25% in the (1) first quarter of 2025; return on average tangible common equity (non-GAAP) was Net Interest Margin 3.87% 16.36% for the first quarter of 2026, up from 10.16% in the first quarter of 2025 Adjusted Net Interest Margin (non- • Loans decreased $71.8 million, or 1.5% annualized 3.61% (1) GAAP) • Deposits increased $626.4 million linked quarter. Seasonal increases in public fund Return on Average Assets (“ROAA”) 1.33% deposits contributed $380.4 million to the overall increase. Noninterest bearing deposits increased $139.5 million linked quarter; noninterest-bearing deposits represented 23.5% of total deposits at March 31, 2026 (1) Adjusted ROAA (non-GAAP) 1.33% (1) • Loan yield decreased 8 basis points; adjusted loan yield (non-GAAP) decreased 7 basis points linked quarter Return on Average Tangible Common 16.36% (1) Equity (“ROATCE”) (non-GAAP) • Cost of total deposits decreased 3 basis points to 1.94% linked quarter (1) • The ratio of the allowance for credit losses on loans to total loans increased 2 basis Adjusted ROATCE (non-GAAP) 16.33% points to 1.56% linked quarter • Net loan charge-offs for the first quarter of 2026 were $2.3 million, or 0.05% Efficiency Ratio 55.73% annualized, down $6.8 million linked quarter Adjusted Efficiency Ratio (non- 52.82% • Nonperforming loans represented 1.06% of total loans, an increase of 14 basis points, (1) GAAP) and criticized loans to total loans decreased 17 basis points to 2.77% linked quarter (1) Adjusted diluted EPS, Adjusted net interest margin, Adjusted loan yield, Adjusted ROAA, ROATCE, Adjusted ROATCE and Adjusted efficiency ratio are non-GAAP financial measures. See “Reconciliation of Non-GAAP Disclosures” in the appendix for a reconciliation of these non-GAAP financial measures to GAAP. 12

Balance Sheet Assets ($mm) Loans ($mm) Deposits ($mm) Equity ($mm) 13

Profitability Ratios (1) (1) ROAA / Adjusted ROAA (non-GAAP) ROAE / Adjusted ROATCE (non-GAAP) 16.33% 16.18% 14.22% 1.33% 1.29% 13.50% 1.09% 1.01% 10.30% 0.95% 1.33% 1.17% 0.94% 0.90% 9.20% 8.14% 6.25% 6.25% 0.02% 0.11% 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 (1) (1) ROAA (GAAP) ROAA (Adjusted) (non-GAAP) ROAE (GAAP) ROATCE (Adjusted) (non-GAAP) (1) (1) PPNR (non-GAAP) / Adjusted PPNR Ratios (non-GAAP) 1.79% 1.76% 1.58% 1.55% 1.79% 1.60% 1.30% 1.29% 1.29% 1.28% 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 (1) PPNR / Average Assets (non-GAAP) (1) Adjusted PPNR / Average Assets (non-GAAP) (1) Adjusted ROAA, Adjusted ROATCE, PPNR/Average Assets and Adjusted PPNR/Average Assets are non-GAAP financial measures. See “Reconciliation of Non-GAAP Disclosures” in the appendix for a reconciliation of these non-GAAP financial measures to GAAP. 14

Efficiency Improvements Revenue Growth Expense Management (1) (1) Adjusted Net Revenue (non-GAAP) Adjusted Noninterest Expense (non-GAAP) 3.3% increase in adjusted net revenue 4.4% reduction in adjusted noninterest since Q2 2025 expense since Q2 2025 Continued focus on efficiency gains through both revenue growth and expense management since Q2 2025 has yielded significant improvement in our adjusted efficiency ratio. Note: Dollars in thousands. (1) Adjusted Net Revenue and Adjusted Noninterest Expense are non-GAAP financial measures. See “Reconciliation of Non-GAAP Disclosures” in the appendix for a reconciliation of these non-GAAP financial measures to GAAP. 15

Net Interest Margin (FTE) and Loan Yield (1) (1) Net Interest Margin (FTE) / Adjusted Net Interest Margin (FTE) (non-GAAP) Loan Yield / Adjusted Loan Yield (non-GAAP) (1) (1) (1) Adjusted Net Interest Margin (FTE) (non-GAAP) Bridge % % (1) Adjusted Net Interest Margin (FTE) and Adjusted Loan Yield are non-GAAP financial measures. See “Reconciliation of Non-GAAP Disclosures” in the appendix for a reconciliation of these non-GAAP financial measures to GAAP. 16

Noninterest Income Composition ($000s) Quarter Highlights • Noninterest income decreased $0.8 million linked quarter • The decline in noninterest income is primarily related to Q4 2025 results being impacted by a one-time gain of $2.0 million resulting from the exit of low-income housing tax credit partnerships. The absence of this gain in Q1 2026 results was partially offset by strong performance on SBA loan sales • Record Wealth Management AUM of $7.2 billion as of March 31, 2026 Noninterest Income / Operating Revenue 21.3% 18.4% 18.4% 18.1% 17.1% 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 17

Noninterest Expense Composition ($000s) Quarter Highlights • Noninterest expense decreased $15.4 million linked quarter, which includes a decrease of $10.6 million in merger and conversion expenses linked quarter • The Company continued to realize cost savings from the integration with The First Efficiency Ratio (1) (1) Adjusted Efficiency Ratio is a non-GAAP financial measures. See “Reconciliation of Non-GAAP Disclosures” in the appendix for a reconciliation of these non-GAAP financial measures to GAAP. 18

Deposit Funding Composition ($000s) Customer Mix (1) Cost of Deposits Quarter Highlights • Deposit growth of $626.4 million in 1Q 2026 represents 11.5% annualized growth • Noninterest-bearing deposits: 23.5% of total deposits • Average deposit account balance: ~$38,000 (2) • Commercial average account balance: ~$89,000 (2) • Consumer average account balance: ~$15,000 (2) • Top 20 depositors: 4.7% of total deposits (1) Includes money market deposits. 19 (2) Excludes time deposits and public fund deposits.

Loan Composition Quarter Highlights QoQ Loans HFI Bridge ($mm) • Loans decreased $71.8 million in the quarter • Average loan balance: ~$317,000 Real Estate – 1-4 Family Mortgage 1% 15% 24% Construction & Land Development Commercial Real Estate – Non-Owner Occupied 18% Commercial Real Estate – Owner Occupied 10% Commercial & Industrial 32% Consumer 20

Commercial Real Estate - Non-owner Occupied Composition Quarter Highlights Warehouse/ Retail Multi-Family Warehouse / Industrial Industrial 3% (Dollars in millions) 5% 15% Retail Amount $1,309.8 $1,278.6 $932.5 12% Multi-Family (1) Avg Loan Size 1.5 2.5 2.5 Self Storage $6.1 7% % of Loans 6.9 6.7 4.9 Medical Office 21% Billion % Past Due or 0.35 0.21 0.85 6% Office (Non-Medical) Nonaccrual (2) Hotels ACL Reserve % 0.87 0.76 1.35 10% Senior Housing WA LTV % 55.1 53.1 52.6 21% Other % Loans<75% LTV 87.2 95.0 97.6 % in Footprint 97.2 99.8 91.7 32.3% $2.0 million 54.8% 0.10% 0.81% Q4 Loan Growth (%) (0.5) (8.2) 3.1 Avg. Loan (2) % of Loans WA LTV 30-89 Days NPLs (1) Size Note: LTV is calculated using the most recent appraisal available. (1) Based on commitment amount. 21 (2) Includes reserves for both loans accounted for collectively and those individually evaluated.

Construction and Land Development Composition Quarter Highlights 1-4 Family 1% 2% Amount ($mm) $1,898.6 1% Land & Development (1) Avg Loan Size ($mm) 1.2 7% Commercial Owner-Occupied 22% % of Loans 10.0 7% Multi-Family % Past Due or Nonaccrual 0.65 Office 6% $1.9 (2) ACL Reserve% 1.95 Retail 5% Billion Self Storage WA LTV % 63.2 Warehouse / Industrial 25% % Loans<75% LTV 81.5 14% Hotels % in Footprint 99.4 10% Other Q4 Loan Growth (%) (0.4) Senior Housing Note: LTV is calculated using the most recent appraisal available. (1) Based on commitment amount 22 (2) Includes reserves for both loans accounted for collectively and those individually evaluated.

Asset Quality Quarter Highlights Loans 30-89 Days Past Due • Over the last four quarters, the Company resolved $135 million in non-performing loans with aggregate net charge-offs of $27.8 million • Average NPL balance: $348,337 • 96% of accruing criticized loans are current • Average criticized loan balance: $512,098 Allowance for Credit Losses & Net Charge-offs ($000s) Criticized Loans ($000s) $350,000 4.00% $297,591 $295,862 $293,955 $290,770 3.50% $300,000 3.00% $250,000 $203,931 2.50% $200,000 2.00% 1.56% 1.57% 1.56% 1.56% 1.54% $150,000 1.50% $100,000 0.26% 0.19% 1.00% 0.09% 0.05% $50,000 0.50% 0.00% $0 0.00% 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 ACL ACL / Loans Net Charge-offs / Average Loans 23

Asset Quality (cont.) Nonperforming Loans & Nonperforming Assets NPLs by Loan Category ($000s) RE 1-4 Family $61,311 C&LD $12,323 NOO CRE $49,930 OO CRE $29,433 C&I $47,093 Consumer $204 Nonperforming Loans ($000s) Quarterly ACL Change ($000s) $400,000 250% 207% $2,593 205% $295,862 $350,000 173% 167% 200% ($232) 148% $300,000 $710 $293,955 150% $1,854 $250,000 $200,294 100% ($852) $176,018 $171,548 $200,000 $141,859 50% $150,000 ($2,166) $98,733 0% $100,000 -50% $50,000 $0 -100% 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 4Q 2025 Balance Q-Factor Loss Rates Loan Credit Other Ind. Unallocated 1Q 2026 Nonperforming Loans Allowance / Non-Performing Loans Changes Changes Migration Reviewed 24

Securities Composition (Amortized Cost) Quarter Highlights • Amortized cost of $4.0 billion; GAAP value of $3.8 Other SBA billion, which represents 14.1% of total assets Agency • Duration of 3.6 years 2% CMO 8% • 27% of portfolio HTM based on par value Agency CMBS 27% ◦ 10.3% of HTM are CRA investments 14% ◦ 26.2% of HTM are Municipals • Unrealized losses in AOCI on securities totaled $142.1 $4.0 million ($106.9 million, net of tax); unrealized losses in AOCI on HTM securities totaled $51.6 million ($38.5 Billion million, net of tax) 14% Municipal 35% Agency MBS 25

Liquidity Position Cash and Securities to Total Assets Loans to Deposits 18.6% 89% 89% 88% 18.5% 86% 86% 17.5% 17.4% 17.4% 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 Average Interest Earning Asset Mix (1Q 2026) Liquidity Sources Internal Sources: ($ in millions) Cash & Cash Equivalents $1.2 3% Unencumbered Securities 1.7 16% Loans Held For Investment External Sources: 1% Loans Held For Sale (1) 5.5 FHLB Borrowing Capacity Securities Federal Reserve Discount Window 0.7 (2) 4.6 Interest Bearing Balances With Banks Other 80% $13.7 Total: (1) Does not include loans participated to REITs that could be moved to Renasant Bank and pledged for additional capacity. (2) Includes untapped brokered CDs (per internal policy limits) and unsecured lines of credit. 26

Capital Position Regulatory Capital ($mm) Capital Highlights • Repurchased $75.0 million of common stock during Q1 2026 with a WA price of $39.53 • Consistent dividend history including a recent $0.01 increase from the previous quarter • Certain of our fixed-to-floating rate subordinated notes become Common Tier 1 redeemable later this year: Equity Tier 1, $2,420 • $40.0 million of aggregate principal outstanding notes $2,420 callable on 9/1/2026 • $200.0 million of aggregate principal outstanding notes (1) callable on 12/1/2026 • Consistently well capitalized (2) • TCE / TA Ratio: 9.1% Trust Preferred $137 • CET1 Ratio: 11.2% Subordinated Debt, • Total RBC Ratio: 14.8% Tier 2 $359 (3) • CRE Ratio: 272% $766 (4) • C&LD Ratio: 64% ACL $270 (1) $196.4mm of the aggregate principal amount is outstanding due to a buyback of $3.6mm of the notes (2) Tangible Common Equity Ratio is a non-GAAP financial measure. See “Reconciliation of Non-GAAP Disclosures” in the appendix for a reconciliation of these non-GAAP financial measures to GAAP. (3) CRE ratio calculated as (Non-Owner Occupied CRE + Construction & Land Development Loans) / (Bank Level Tier 1 + ACL). 27 (4) C&LD ratio calculated as Construction & Land Development Loans / (Bank Level Tier 1 Equity + ACL).

Capital Position (Cont.) (1) Equity to Assets / Tangible Common Equity Ratio (non-GAAP) Common Equity Tier 1 Capital Ratio / Total Risk-based Capital Ratio (1) (1) Book Value / Tangible Book Value (non-GAAP) (1) (1) Tangible Common Equity Ratio and Tangible Book Value are non-GAAP financial measures. See “Reconciliation of Non-GAAP Disclosures” in the appendix for a reconciliation of these non-GAAP financial measures to GAAP. 28

Appendix

Rating Agency & Debt Maturity Summary KBRA Ratings Summary Type Rating Outlook Renasant Corporation Senior Unsecured Debt BBB+ Stable Subordinated Debt BBB Stable Short-Term Debt K2 Renasant Bank Deposit A- Stable Senior Unsecured Debt A- Stable Subordinated Debt BBB+ Stable Short-Term Deposit K2 Short-Term Debt K2 Debt Maturity Profile as of March 31, 2026 Principal Term / Tier 2 Front-End Back-End Current Entity Rank Maturity Date Call Date Amount Structure Treatment Coupon Coupon Coupon ($000) 3mo SOFR+ 15-yr NC10 HoldCo Subordinated 9/1/2031 9/1/2026 $40,000 100% 5.50% 5.50% (1) 433.3bps 3mo SOFR+ 10-yr NC5 HoldCo Subordinated 12/1/2031 12/1/2026 $200,000 100% 3.00% 3.00% 191bps 3mo SOFR+ 15-yr NC10 HoldCo Subordinated 5/1/2033 5/1/2028 $37,000 100% 6.40% 6.40% (1) 365.2bps 3mo SOFR+ 15-yr NC10 HoldCo Subordinated 9/15/2035 9/15/2030 $100,000 100% 4.50% 4.50% 402.5bps Trust Junior Currently Ranging from HoldCo 2033 – 2038 $146,397 100% NA NA Preferred Subordinated Callable 5.07% - 7.69% Source: KBRA – “Renasant Corporation Surveillance Report” published October 7, 2025. 30 (1) Includes LIBOR to SOFR adjustment

Profitability (1) (1) Diluted EPS / Adjusted Diluted EPS (non-GAAP) Net Income / Adjusted Net Income (non-GAAP) (1) (1) (1) (1) (1) Net Interest Income (FTE) / Adjusted Net Interest Income (FTE) (non-GAAP) PPNR (non-GAAP) / Adjusted PPNR (non-GAAP) $232.4 $222.7 $228.1 $228.4 $214.4 $216.3 $213.3 $207.6 $137.4 $135.8 (1) (1) Note: Dollars in millions except per share amounts. (1) Adjusted Diluted EPS, Adjusted Net Income, Adjusted Net Interest Income (FTE), PPNR and Adjusted PPNR are non-GAAP financial measures. See “Reconciliation of Non-GAAP Disclosures” in the appendix a reconciliation of these non-GAAP financial measures to GAAP. 31

Loan Activity QoQ Loan Bridge ($mm) Production & Advance Trends ($mm) Payoff & Paydown Trends ($mm) 32

Loan Repricing and Maturity (1) Repricing Term Rate Structure (Dollars in millions) 3 mos or Over 15 Total Loans less 3-12 mos 1-3 years 3-5 years 5-15 years years Total Variable Fixed $ 1,814 $ 213 $ 300 $ 367 $ 200 $ 2 $ 2,896 $ 1,860 $ 1,036 Commercial and Industrial Commercial Real Estate - Owner-Occupied 1,284 211 589 736 504 34 3,358 1,430 1,927 3,481 416 1,060 822 348 9 6,136 3,624 2,512 Commercial Real Estate - Non-Owner Occupied 1,396 72 86 185 106 53 1,898 1,470 429 Construction and Land Development Real Estate 1-4 Family Mortgage 1,016 257 484 545 843 1,439 4,584 2,614 1,970 29 15 32 21 6 — 103 18 85 Consumer Total $ 9,020 $ 1,184 $ 2,551 $ 2,676 $ 2,007 $ 1,537 $ 18,975 $ 11,016 $ 7,959 5.3% 5.0% 5.7% 6.2% 4.6% 5.5% 5.5 % Weighted Average Rate - Fixed 6.5% 6.1% 5.4% 5.7% 5.5% 4.8% 6.3 % Weighted Average Rate - Variable % Fixed 5.1% 72.5% 83.5% 81.2% 65.6% 66.7% 41.9% 94.9% 27.5% 16.5% 18.8% 34.4% 33.3% 58.1% % Variable (1) Based on maturity date for fixed rate loans and variable rate loans that are at their floor or ceiling. 33

Reconciliation of Non-GAAP Disclosures

Reconciliation of Non-GAAP disclosures Pre-Provision Net Revenue and Adjusted Pre-Provision Net Revenue ($ in 000s) 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 Net income (GAAP) $ 41,518 $ 1,018 $ 59,788 $ 78,948 $ 88,228 Income taxes 10,448 1,649 15,478 17,885 22,195 Provision for credit losses (including unfunded commitments) 4,750 81,322 10,450 10,935 8,080 Pre-provision net revenue (non-GAAP) $ 56,716 $ 83,989 $ 85,716 $ 107,768 $ 118,503 Merger and conversion expense 791 20,479 17,494 10,567 — Gain on sale of MSR — (1,467) — — (209) Adjusted pre-provision net revenue (non-GAAP) $ 57,507 $ 103,001 $ 103,210 $ 118,335 $ 118,294 35

Reconciliation of Non-GAAP disclosures

Pre-Provision Net Revenue/Average Assets and Adjusted Pre-Provision Net Revenue/Average Assets

($ in 000s)	1Q 2025	2Q 2025	3Q 2025	4Q 2025	1Q 2026
Net income (GAAP)	$ 41,518	$ 1,018	$ 59,788	$ 78,948	$ 88,228
Merger and conversion expense	791	20,479	17,494	10,567	—
Day 1 acquisition provision for loan losses	—	62,190	—	—	—
Day 1 acquisition provision for unfunded commitments	—	4,422	—	—	—
Gain on sale of MSR	—	(1,467)	—	–	(209)
Tax effect of adjustments noted above[1]	(198)	(20,765)	(4,365)	(2,636)	52
Adjusted net income (non-GAAP)	$ 42,111	$ 65,877	$ 72,917	$ 86,879	$ 88,071
Pre-provision net revenue (non-GAAP)	$ 56,716	$ 83,989	$ 85,716	$ 107,768	$ 118,503
Adjusted pre-provision net revenue (non-GAAP)[2]	$ 57,507	$ 103,001	$ 103,210	$ 118,335	$ 118,294
Total average assets	$17,989,636	$26,182,865	$26,456,596	$26,693,539	$26,855,360
Return on Average Assets (GAAP)	0.94 %	0.02 %	0.90 %	1.17 %	1.33 %
Return on Average Assets (Adjusted) (non-GAAP)	0.95	1.01	1.09	1.29	1.33
Pre-provision net revenue/Average assets (non-GAAP)	1.28	1.29	1.29	1.60	1.79
Adjusted pre-provision net revenue/Average assets (non-GAAP)	1.30	1.58	1.55	1.76	1.79

(1) Tax effect is calculated based on the respective legal entity's appropriate federal and state tax rates (as appliable) for the period, and includes the estimated impact of both current and deferred tax expense.
(2) See slide 35 for a reconciliation of Pre-provision net revenue and Adjusted pre-provision net revenue.

36

Reconciliation of Non-GAAP disclosures Adjusted Diluted Earnings Per Share ($ in 000s), except per share data 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 Net income (GAAP) $ 41,518 $ 1,018 $ 59,788 $ 78,948 $ 88,228 Merger and conversion expense 791 20,479 17,494 10,567 — Day 1 acquisition provision for loan losses — 62,190 — — — Day 1 acquisition provision for unfunded commitments — 4,422 — — — Gain on sale of MSR — (1,467) — — (209) (1) Tax effect of adjustments noted above (198) (20,765) (4,365) (2,636) 52 Adjusted net income (non-GAAP) $ 42,111 $ 65,877 $ 72,917 $ 86,879 $ 88,071 Diluted shares outstanding (average) $64,028,025 $95,136,160 $95,284,603 $95,172,380 $94,228,343 Diluted EPS (GAAP) $ 0.65 $ 0.01 $ 0.63 $ 0.83 $ 0.94 Adjusted Diluted EPS (non-GAAP) $ 0.66 $ 0.69 $ 0.77 $ 0.91 $ 0.93 (1) Tax effect is calculated based on the respective legal entity’s appropriate federal and state tax rates (as appliable) for the period, and includes the estimated impact of both current and deferred tax expense. 37

Reconciliation of Non-GAAP disclosures

RENASANT

Return on Average Tangible Common Equity (Adjusted)

($ in 000s)	1Q 2025	2Q 2025	3Q 2025	4Q 2025	1Q 2026
Net income (GAAP)	$ 41,518	$ 1,018	$ 59,788	$ 78,948	$ 88,228
Merger and conversion expense	791	20,479	17,494	10,567	—
Day 1 acquisition provision for loan losses	—	62,190	—	—	—
Day 1 acquisition provision for unfunded commitments	—	4,422	—	—	—
Gain on sale of MSR	—	(1,467)	—	—	(209)
Tax effect of adjustments noted above(1)	(198)	(20,765)	(4,365)	(2,636)	52
Adjusted net income (non-GAAP)	$ 42,111	$ 65,877	$ 72,917	$ 86,879	$ 88,071
Amortization of intangibles	1,080	8,884	8,674	8,465	8,220
Tax effect of adjustment noted above(1)	(270)	(2,212)	(2,164)	(2,112)	(2,047)
Adjusted tangible net income (non-GAAP)	$ 42,921	$ 72,549	$ 79,427	$ 93,232	$ 94,244
Average shareholders' equity (GAAP)	$2,692,681	$3,745,051	$3,794,996	$3,849,791	$3,888,581
Average Intangibles	(1,002,511)	(1,589,490)	(1,578,846)	(1,563,189)	(1,548,244)
Average tangible shareholders' equity (non-GAAP)	$1,690,170	$2,155,561	$2,216,150	$2,286,602	$2,340,337
Return on Average Equity (GAAP)	6.25 %	0.11 %	6.25 %	8.14 %	9.20 %
Return on Average Tangible Common Equity (Adjusted) (non-GAAP)	10.30 %	13.50 %	14.22 %	16.18 %	16.33 %

(1) Tax effect is calculated based on the respective legal entity's appropriate federal and state tax rates (as appliable) for the period, and includes the estimated impact of both current and deferred tax expense.

38

Reconciliation of Non-GAAP disclosures Adjusted Net Interest Income (FTE) and Adjusted Net Interest Margin ($ in 000s) 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 Net interest income (FTE) (GAAP) $ 137,432 $ 222,717 $ 228,131 $ 232,361 $ 228,424 Less: Net interest income collected on problem loans 1,026 2,779 664 2,767 210 Accretable yield recognized on purchased loans 558 17,834 16,862 13,632 15,248 Amortization recognized on purchased time deposits — (4,396) (2,995) — — Amortization recognized on purchased long term borrowings — (1,072) (837) (335) (336) Net interest income adjustments $ 1,584 $ 15,145 $ 13,694 $ 16,064 $ 15,122 Adjusted net interest income (FTE) (non-GAAP) $ 135,848 $ 207,572 $ 214,437 $ 216,298 $ 213,302 Total average earning assets $16,135,864 $23,206,955 $23,527,519 $23,750,356 $23,883,997 Net interest margin (GAAP) 3.45% 3.85% 3.85% 3.89% 3.87 % Adjusted net interest margin (FTE) (non-GAAP) 3.42% 3.58% 3.62% 3.62% 3.61% 39

Reconciliation of Non-GAAP disclosures Adjusted Loan Yield ($ in 000s) 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 Loan interest income (FTE) (GAAP) $ 199,504 $ 304,834 $ 311,903 $ 309,667 $ 299,125 Less: Net interest income collected on problem loans 1,026 2,779 664 2,767 210 Accretable yield recognized on purchased loans 558 17,834 16,862 13,632 15,248 Adjusted loan interest income (FTE) (non-GAAP) $ 197,920 $ 284,221 $ 294,377 $ 293,268 $ 283,667 Total average loans $12,966,869 $18,448,000 $18,750,715 $19,041,103 $19,035,115 Loan yield (GAAP) 6.24% 6.63% 6.60% 6.45% 6.37 % Adjusted loan yield (non-GAAP) 6.19% 6.18% 6.23% 6.11% 6.04% 40

Reconciliation of Non-GAAP disclosures Adjusted Efficiency Ratio ($ in 000s) 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 Net interest income (FTE) (GAAP) $ 137,432 $ 222,717 $ 228,131 $ 232,361 $ 228,424 Total noninterest income (GAAP) 36,395 48,334 46,026 51,125 50,272 Gain on sale of MSR — 1,467 — — 209 Adjusted total noninterest income (non-GAAP) $ 36,395 $ 46,867 $ 46,026 $ 51,125 $ 50,063 Total income (FTE) (non-GAAP) $ 173,827 $ 269,584 $ 274,157 $ 283,486 $ 278,487 Total noninterest expense (GAAP) $ 113,876 $ 183,204 $ 183,830 $ 170,750 $ 155,328 Amortization of intangibles 1,080 8,884 8,674 8,465 8,220 Merger-related expenses 791 20,479 17,494 10,567 — Adjusted total noninterest expense (non-GAAP) $ 112,005 $ 153,841 $ 157,662 $ 151,718 $ 147,108 Net interest income (FTE) (GAAP) $ 137,432 $ 222,717 $ 228,131 $ 232,361 $ 228,424 Total adjusted noninterest income (non-GAAP) 36,395 46,867 46,026 51,125 50,063 Adjusted net revenue (non-GAAP) $ 173,827 $ 269,584 $ 274,157 $ 283,486 $ 278,487 Efficiency Ratio (GAAP) 65.51% 67.59% 67.05% 60.23% 55.73 % Adjusted Efficiency Ratio (non-GAAP) 64.43% 57.07% 57.51% 53.52% 52.82% 41

Reconciliation of Non-GAAP disclosures Tangible Common Equity and Tangible Book Value ($ in 000s) 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 Shareholders' equity (GAAP) $2,727,105 $3,778,854 $3,825,778 $3,884,905 $3,866,918 Intangibles (1,001,923) (1,583,533) (1,566,788) (1,552,452) (1,545,059) Tangible shareholders' equity (non-GAAP) $1,725,182 $2,195,321 $2,258,990 $2,332,453 $2,321,859 Total assets (GAAP) $18,271,381 $26,624,975 $26,726,165 $26,751,426 $27,107,274 Intangibles (1,001,923) (1,583,533) (1,566,788) (1,552,452) (1,545,059) Tangible assets (non-GAAP) $17,269,458 $25,041,442 $25,159,377 $25,198,974 $25,562,215 Tangible Common Equity Ratio Shareholders' equity to assets (GAAP) 14.93% 14.19% 14.31% 14.52% 14.27 % Effect of adjustment for intangible assets 4.94 5.42 5.33 5.26 5.19 Tangible common equity ratio (non-GAAP) 9.99% 8.77% 8.98% 9.26% 9.08 % Tangible Book Value Shares Outstanding 63,739,467 95,019,311 95,020,881 94,636,207 92,881,329 Book Value (GAAP) $ 42.79 $ 39.77 $ 40.26 $ 41.05 $ 41.63 Tangible Book Value (non-GAAP) $ 27.07 $ 23.10 $ 23.77 $ 24.65 $ 25.00 42